UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2021 (August 24, 2021)

TCR2 Therapeutics Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38811	47-4152751
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Binney Street Suite 710
Cambridge, Massachusetts		02142
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 949-5200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value	TCRR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 25, 2021, the Board of Directors (the “Board”) of TCR2 Therapeutics Inc. (the “Company”) unanimously appointed Dr. Priti Hegde to the Board, effective upon the resignation of Dr. Patrick Baeuerle, Ph.D. On August 24, 2021, Dr. Baeuerle notified the Company of his resignation from the Board and all committees thereof effective immediately. Dr. Baeuerle's resignation was not the result of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Dr. Hegde fills the vacancy on the Board resulting from the resignation of Dr. Baeuerle.

Upon her appointment to the Board, Dr. Hegde became a member of the Class II directors with terms expiring at the 2023 annual meeting of stockholders of the Company. The Board has determined that Dr. Hegde qualifies as an independent director and is qualified to serve under the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) and the listing rules of the Nasdaq Stock Market LLC. Dr. Hegde will serve as a member of the Company’s Nominating and Corporate Governance Committee. For her service on the Board, Dr. Hegde will receive the same compensation as other non-employee directors, as described in the Company’s most recent Form 10-K filed with the SEC on March 16, 2021. Dr. Hegde has also entered into the Company’s standard form of indemnification agreement.

There are no arrangements or understandings between Dr. Hegde and any other persons pursuant to which she was elected as a director of the Company. There are no family relationships between Dr. Hegde and any director or executive officer of the Company, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Dr. Hegde is qualified to serve on the Board based on her leadership experience serving in executive level positions at various companies in the industry in which the Company operates.

A copy of the Company’s press release announcing the appointment of Dr. Hegde is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated August 26, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TCR[2] Therapeutics Inc.

Date:	August 26, 2021	By:	/s/ Mayur (Ian) Somaiya
Mayur (Ian) Somaiya Chief Financial Officer